                                                                   EXHIBIT 99.8


DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

Cape May Light, L.L.C. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report " (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
----------------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
----------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961,(EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts
Attachment 2              Schedule of Receipts and Disbursements
Attachment 3              Bank and Investment Account Statements
Attachment 4              Income Statement
Attachment 5              Balance Sheet
Attachment 6              Summary of Due To/Due From Intercompany Accounts
Attachment 7              Accounts Receivable Aging
Attachment 8              Accounts Payable Detail
Attachment 9              Notes to December Monthly Operating Report

                Summary Of Bank, Investment & Petty Cash Accounts   Attachment 1
                             Cape May Light, L.L.C.
Summary                      Case No: 01-10961 (EIK)                   UNAUDITED
Cape May Light, LLC        For Month Of December. 2001

                                                    Balances
                                     --------------------------------------     Receipts &           Bank
                                        Opening                 Closing         Disbursements        Statements         Account
Account                              As Of 12/01/01          As Of 12/31/01     Included             Included           Reconciled
-------                              --------------          --------------     -------------        ----------         ----------
American Classic Voyages Co.             4,458.65                   0.00        Yes                  No - Not           No
Bank of America                                                                                      Concentration
Account # - 0030 6982 7205                                                                           Account

Cape May Light Escrow                  785,839.00             785,839.00        No - Account Is      No - Account Is    No
US Dept of Transportation                                                       Under Control        Under Control
Maritime Administration                                                         Of Maritime          Of Maritime
                                                                                Administration       Administration -
                                                                                No Statements

American Classic Voyages Co.               (10.00)                  0.00        Yes                  No - Not           No
Bank of America                                                                                      Concentration
Account # - 0041 6103 2379                                                                           Account

Cape May Light                               0.00                   0.00        No -                 No - Not           No -
Petty Cash                                                                      No Activity          Concentration      No Activity
                                                                                                     Account

                                  Receipts & Disbursements        Attachment 2-1
                                   Cape May Light, L.L.C.
R&D - B of A- CML Steamer          Case No: 01-10961 (EIK)             Unaudited
                                       Bank of America
                               Cape May Light Steamer Account
                                 Account # - 0030 6982 7205
                               1 December 01 - 31 December 01

Opening Balance - 1 Dec 01
--------------------------
                                                           4,458.65
Receipts

                                                          ---------
                                                               0.00             Total Receipts

Disbursements

                                                             (10.00)            To Cape May Light, LLC - Bank of America -
                                                                                 CIVIL Other-Account (0041 6103 2379)
                                                          (4,448.65)            Check - Deposited In AMCV Cruise Operations, Inc. -
                                                                                 First Union - AMCV Cruise Ops Master Cash -
                                                                                 Account (2090002602362)
                                                          ---------
                                                          (4,458.65)            Total Disbursements

Closing Balance - 31 Dec 01
                                                               0.00

                            Receipts & Disbursements              Attachment 2-2
                             Cape May Light, L.L.C.
R&D - B of A - CML Other    Case No: 01-10961 (EIK)                    UNAUDITED
                                Bank of America
                          Cape May Light Other Account
                           Account# - 0041 6103 2379
                         1 December 01 -31 December 01

Opening Balance - 1 Dec 01
--------------------------
                                                                (10.00)

Receipts

                                                                 10.00          From Cape May Light, LLC - Bank of America -
                                                                                CIVIL Steamer - Account (0030 6982 7205)

                                                                ------
                                                                 10.00          Total Receipts

Disbursements

                                                                ------
                                                                  0.00          Total Disbursements

Closing Balance - 31 Dec 01

                                                                 0.00

                 Concentration & Investment Account Statements      Attachment 3
Summary                      Cape May Light, L.L.C.
Cape May Light, LLC         Case No: 01-10961 (EIK)
Attach  2&3               For Month of December, 2001

         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-O1                 Attachment 4

currency USD
Company=31 (CAPE MAY LIGHT)

                                                 PTD-Actual
                                                 DEC-O1
                                                 ----------
Revenue
  Gross Revenue                                      0.00
  Allowances                                         0.00
                                                ---------
  Net Revenue                                        0.00
  Operating Expenses
  Air
  Hotel                                           (339.50)
                                                     0.00
  Commissions                                        0.00
  Onboard Expenses                                   0.00
  Passenger Expenses                              (417.68)
  Vessel Expenses                                2,363.16
  Layup/Drydock Expense                              0.00
    Vessel Insurance                                 0.00
                                               ----------
    Total Operating Expenses                     1,605.98
                                               ----------
    Gross Profit                                (1,605.98)
    SG&A Expenses
    Sales & Marketing                                0.00
    Pre-Opening Costs                            5,425.56
                                               ----------
    Total SG&A Expenses                          5,425.56
                                               ----------
    EBITDA                                      (7,031.54)
    Depreciation                                     0.00
                                               ----------
    Operating Income                            (7,031.54)
    Other Expense/(Income)
    Interest Income                                  0.00
    Interest Expense                             8,724.01
    Equity in Earnings for Sub                       0.00
                                               ----------
    Total Other Expense/(Income)                 8,724.01
                                               ----------
    Net Pretax Income/(Loss)                   (15,755.55)
                                               ----------
    Income Tax Expense                               0.00
                                               ----------
    Net Income/(Loss)                          (15,755.55)
                                               ----------

                              AMCV US SET OF BOOKS                Attachment 5-1
                                 BALANCE SHEET
                             Current Period: DEC-01

Currency USD
Company=31 (CAPE MAY LIGHT)

                                              YTD-Actual              YTD-Actual
                                              DEC-O1                  OCT-01
                                              -------------           -------------
ASSETS

  Cash and Equivalent                             11,351.20               29,003.54

  Restricted Cash                                785,839.00              785,839.00

  Marketable Securities                                0.00                    0.00

  Accounts Receivable                             15,651.15               15,651.15

  Inventories                                    722,186.14              750,424.74

  Prepaid Expenses                                69,343.83                    0.00

  Other Current Assets                                 0.00                    0.00
                                              -------------           -------------
        Total Current Assets                   1,604,371.32            1,652,262.26

  Fixed Assets                                42,033,866.72           42,033,338.72

  Accumulated Depreciation                      (550,825.00)            (550,825.00)
                                              -------------           -------------
        Net Fixed Assets                      41,483,041.72           41,482,513.72

  Net Goodwill                                         0.00                    0.00

  Intercompany Due To/From                    (12,350,403.91)         (12,278,102.19)

  Net Deferred Financing Fees                  2,538,687.00            2,559,333.82

  Net Investment in Subsidiaries                       0.00                    0.00

  Other Non Current Assets                             0.00                    0.00
                                              -------------           -------------
        Total Other Assets                    (9,811,716.91)          (9,718,768.37)
                                              -------------           -------------
        Total Assets                          33,275,696.13           33,416,007.61
                                              -------------           -------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-01               Attachment 5-2

Currency USD
Company=31 (CAPE MAY LIGHT)

                                                 YTD-Actual              YTD-Actual
                                                 DEC-01                  OCT-01
                                                 -------------           -------------
LIABILITIES

  Accounts Payable                                    1,224.10               18,286.96

  Accrued Liabilities                               436,798.20              454,710.16

  Deposits                                               72.10                    0.00
                                                 -------------           -------------
        Total Current Liabilities                   438,094.40              472,997.12

  Long Term Debt                                          0.00                    0.00

  Other Long Term Liabilities                             0.00                    0.00
                                                 -------------           -------------
        Total Liabilities                           438,094.40              472,997.12

OTHER

  Liabilities Subject to Compromise              39,927,754.81           39,937,580.57
                                                 -------------           -------------
        Total Other                              39,927,754.81           39,937,580.57

OWNER'S EQUITY

  Common Stock                                            0.00                    0.00

  Add'l Paid In Capital                                   0.00                    0.00

  Current Net Income (Loss)                      (2,952,698.19)          (2,857,115.19)

  Retained Earnings                              (4,137,454.89)          (4,137,454.89)
                                                 -------------           -------------
        Total Owner's Equity                     (7,090,153.08)          (6,994,570.08)
                                                 -------------           -------------
        Total Liabilities & Other                33,275,696.13           33,416,007.61
                                                 -------------           -------------

Cape May Light, L.L.C.    Summary List of Due To/Due From Accounts
Case #: 01-10961          For the Period Ending December 31, 2001    Amendment 6

                                                                     BEGINNING                                      ENDING
AFFILIATE NAME                                         CASE NUMBER   BALANCE            DEBITS       CREDITS        BALANCE
American Classic Voyages Co.                           01-10954         668,425.74      1,189.74     10,474.82         659,140.66
AMCV Cruise Operations, Inc.                           01-10967      (7,973,863.32)     2,063.00            --      (7,971,800.32)
The Delta Queen Steamboat Co.                          01-10970       8,451,794.56        500.00            --       8,452,294.56
DQSB 11, Inc.                                          01-10974             (82.74)           --            --             (82.74)
Great AQ Steamboat, L.L.C.                             01-10960       1,640,241.44            --            --       1,640,241.44
Great Pacific NW Cruise Line, L.L.C.                   01-10977          (5,380.67)           --            --          (5,380.67)
Great River Cruise Line, L.L.C.                        01-10963         (31,806.50)           --            --         (31,806.50)
Great Ocean Cruise Line, L.L.C.                        01-10959          (1,844.01)           --            --          (1,844.01)
Cruise America Travel, Incorporated                    01-10966         (11,238.11)           --            --         (11,238.11)
Delta Queen Coastal Voyages, L.L.C.                    01-10964         200,367.38            --            --         200,367.38
Cape Cod Light, L.L.C.                                 01-10962          (8,675.31)           --            --          (8,675.31)
Cruise America Travel, Incorporated (Footnote # )      01-10966      (1,041,967.50)           --            --      (1,041,967.50)
Project America, Inc.                                       N/A         (57,268.50)           --            --         (57,268.50)
Oceanic Ship Co.                                            N/A          13,839.73            --            --          13,839.73
Project America Ship II, Inc.                               N/A         412,316.64            --            --         412,316.64
Ocean Development Co.                                  01-10972     (14,604,767.22)           --            --      14,604,767.22)
Great Hawaiian Properties Corporation                  01-10971           4,188.00            --            --           4,188.00
Cat II, Inc.                                           01-10968           2,038.56            --            --           2,038.56
                                                                     -------------      --------     ---------     --------------
                                                                    (12,343,681.83)     3,752.74     10,474.82    (12,350,403.911
                                                                     =============      ========     =========     ==============

                               Cape May Light, LLC

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                               Cape May Light, LLC

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Cape May Light, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape May Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last

Debtor: Cape May Light, L.L.C.                         Case Number: 01-10961 (EW

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

         reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

5. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.